Exhibit 10.3

CONTRIBUTED EQUITY ASSIGNMENT AGREEMENT

This CONTRIBUTED EQUITY ASSIGNMENT AGREEMENT (this “Agreement”) is made and entered into as of May 21, 2026 (the “Effective Date”), by and between FPU-BEC DEVELOPMENT TOPCO, LLC, a Delaware limited liability company (the “Company”), and Emergen Energy LLC, a Delaware limited liability company (“Bimergen”). The Company and Bimergen are each sometimes referred to in this Agreement as a “Party” or, collectively, as the “Parties.”

WHEREAS, reference is hereby made to that certain Contribution Agreement, dated as of May 21, 2026 (the “Contribution Agreement”), by and between the Company and Bimergen;

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Contribution Agreement;

WHEREAS, Bimergen (i) intends to acquire 100% of Equity Interests in [***], a Texas limited liability company (“[***]”), and (ii) owns 100% of the Equity Interests in (a) [***], a Texas limited liability company (“[***]”) and (b) Redbird BESS, LLC, a Delaware limited liability company (“Redbird ProjectCo” and together with [***] and [***], the “Project Companies”); and

WHEREAS, pursuant to the terms and upon the conditions of the Contribution Agreement, Bimergen desires to assign and transfer to the Company, and the Company desires to accept from Bimergen and assume, 100% of the Equity Interests in the Project Companies owned or will be owned by Bimergen (collectively, the “Contributed Equity”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Assignment and Assumption. Bimergen hereby assigns and transfers the Contributed Equity to the Company, and the Company hereby accepts and assumes the Contributed Equity from Bimergen.

2. Effect of Assignment and Assumption. From and after the Effective Date, the Company shall be admitted as a member of each of the Project Companies and shall be designated as the sole member of each of the Project Companies in place of Bimergen, and Bimergen shall cease to have any of the rights or obligations of a member under the Organizational Documents of each of the Project Companies with respect to the Contributed Equity. Notwithstanding anything to the contrary herein, the parties acknowledge that Bimergen has not acquired the [***] Contributed Equity as of the execution of this Agreement and for all purposes herein, as it relates to the [***] Contributed Equity the Effective Date will be deemed to be the date that Bimergen acquires the [***] Contributed Equity.

3. Further Assurances. Upon the request of any party hereto, the other parties hereto shall, without further consideration, execute and deliver, or cause to be executed and delivered, such other instruments, and shall take, or cause to be taken, such further or other actions as such other party may deem necessary or desirable to carry out the intent and purposes of this Agreement.

4. General Provisions.

(a) Counterparts. This Agreement may be executed in one or more counterparts, each of which, including those received via facsimile transmission, email (including in PDF format), or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (including DocuSign), shall be deemed an original, and all of which shall constitute one and the same Agreement.

(b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights or obligations hereunder, including by operation of law, without the prior written consent of the other parties. No assignment shall relieve the assigning Party of any of its obligations hereunder.

(c) Governing Law. This Agreement (and any claims, causes of action, or disputes that may be based upon, arise out of, or relate to the transactions contemplated hereby, to the negotiation, execution, or performance hereof, or to the inducement of any Party to enter herein, whether for breach of contract, tortious conduct, or otherwise, and whether predicated on common law, statute, or otherwise) shall in all respects be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

(d) Jurisdiction. Each of the Parties hereby submits to the exclusive jurisdiction of the Delaware Chancery Court (or if such court shall be unavailable, any federal court sitting in Delaware), and, in each case, appellate courts therefrom, over any suit, action or proceeding against it arising out of or based upon this Agreement. Each of the Parties hereby waives any objection to any related proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the related proceeding has been brought in an inconvenient forum.

(e) Entire Agreement. This Agreement supersedes all prior agreements, whether written or oral, of the parties hereto with respect to the subject matter contained herein among the parties and constitutes a complete and exclusive statement of the terms of the agreement among the parties with respect to such subject matter.

(f) Amendment. This Agreement shall not be amended, modified or waived in any respect, unless such amendment, modification or waiver is set forth in a writing executed and delivered by the parties.

(g) Terms of Contribution Agreement. The contribution and transfer evidenced by this Agreement is made subject to and upon all of the terms, covenants, conditions, representations and warranties set forth in the Contribution Agreement, and all of which terms, covenants, conditions, representations and warranties are incorporated herein by reference, and shall survive the delivery of this Agreement. In the event that the terms of this Agreement conflict with the terms of the Contribution Agreement, the Contribution Agreement shall control.

(h) Severability. In the event that one or more of the provisions or portions thereof of this Agreement is determined to be illegal or unenforceable, the remainder of this Agreement shall not be affected thereby, and each of the remaining provisions or portion thereof shall remain, continue to be valid and effective and be enforceable to the fullest extent permitted by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Contributed Equity Assignment Agreement on the date first written above.

FPU-BEC DEVELOPMENT TOPCO, LLC

By	/s/ Jake Hansen
Name:	Jake Hansen
Title:	President

Emergen Energy LLC

By	/s/ Cole W. Johnson
Name:	Cole W. Johnson
Title:	Co-CEO

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